UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 15, 2025

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on July 3, 2024, American Vanguard Corporation (the “Company”) entered into a Transition Agreement (the “Transition Agreement”) with Eric Wintemute, the current Chairman of the Company’s board of directors (the “Board”) and the Company’s former Chief Executive Officer. Pursuant to the terms of the Transition Agreement, Mr. Wintemute will continue to serve as Chairman and a member of the Board until the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). The Board does not intend to nominate Mr. Wintemute as a candidate for election to the Board for a term commencing after the 2025 Annual Meeting, and Mr. Wintemute’s term as Chairman and a member of the Board will end at the 2025 Annual Meeting.

On April 15, 2025, the Company and Mr. Wintemute entered into a Cooperation Agreement (the “Cooperation Agreement”). Pursuant to the terms of the Cooperation Agreement, Mr. Wintemute withdrew, and caused to be withdrawn, a previously submitted notice of stockholder nomination to nominate Mr. Wintemute as a candidate for election to the Board at the 2025 Annual Meeting by a stockholder of the Company. Mr. Wintemute also agreed to vote all shares of the Company’s common stock over which he has direct or indirect voting power in accordance with the Board’s recommendations at the 2025 Annual Meeting. Further, until the Termination Date (as defined in the Cooperation Agreement), Mr. Wintemute also has agreed to certain customary standstill provisions and has agreed not to vote his shares against the Board’s recommendations at stockholder meetings following the 2025 Annual Meeting (subject to certain exceptions). The Company and Mr. Wintemute also agreed to certain customary mutual non-disparagement provisions. The Company will reimburse Mr. Wintemute for certain out-of-pocket expenses relating to the Cooperation Agreement and the Transition Agreement, in an amount not to exceed $325,000.

The foregoing summary is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Cooperation Agreement, dated April 15, 2025, by and between American Vanguard Corporation and Eric G. Wintemute.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION
Date: April 21, 2025

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Information Officer, General Counsel & Secretary